UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2) )
☒ Definitive proxy statement ☐ Definitive additional materials ☐ Soliciting material pursuant to § 240.14a-12

JUPITERMEDIA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

JUPITERMEDIA CORPORATION

23 Old Kings Highway South

Darien, Connecticut 06820

(203) 662-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2008

Dear Stockholders:

You are hereby cordially invited to attend the 2008 Annual Meeting of Stockholders of Jupitermedia Corporation, a Delaware corporation, at the offices of Jupitermedia Corporation, 475 Park Avenue South, Fourth Floor, New York, New York on June 3, 2008, at 10:00 a.m. local time. This meeting is being held for the following purposes:

1. To elect six directors to the Board of Directors of Jupitermedia Corporation with terms expiring at the Annual Meeting of Stockholders to be held in 2009 or until their successors are duly elected.

2. To approve the adoption of the Jupitermedia Corporation 2008 Stock Incentive Plan.

3. To approve the appointment of Deloitte & Touche LLP, independent registered public accounting firm, to act as independent auditors for Jupitermedia Corporation for the fiscal year ending December 31, 2008.

4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 24, 2008 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

YOUR VOTE IS IMPORTANT

Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors,

Alan M. Meckler

Chairman of the Board and Chief Executive Officer

Dated: May 7, 2008

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

(203) 662-2800

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2008

The Board of Directors of Jupitermedia Corporation (the “Company”) is soliciting proxies from the Company’s stockholders for the 2008 Annual Meeting of Stockholders to be held on June 3, 2008.

You are entitled to vote at the meeting if you were a stockholder of record at the close of business on April 24, 2008. On May 7, 2008, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company’s 2007 Annual Report. On April 24, 2008, there were 36,032,152 shares of the Company’s common stock outstanding, which are the only shares of the Company’s stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

Your signed proxy card will appoint each of Alan M. Meckler and Christopher S. Cardell as proxy holders, or your representatives, to vote your shares.

If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares:

(i) for all of the nominees for director listed on pages 2 and 3;

(ii) for the adoption of the Jupitermedia Corporation 2008 Stock Incentive Plan;

(iii) for the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2008.

The proxy card permits you to direct the proxy holders to:

(i) withhold your votes from particular nominees;

(ii) vote “for” or “against” or “abstain” from voting on the appointment of auditors referred to above.

Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

Attn: Corporate Secretary

If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the “for” vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the “for” vote of a plurality of such shares.

Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes “for” or “against” any item.

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York City offices of the Company, 475 Park Avenue South, Fourth Floor, New York, New York 10017, by contacting the Corporate Secretary.

ITEM 1. ELECTION OF DIRECTORS

Item 1 is the election of all six current members of the Company’s Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until their successor has been elected, or until their death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors with terms expiring at the Annual Meeting in 2009: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach, William A. Shutzer and John R. Patrick.

The Board of Directors recommends a vote FOR the election of these nominees as directors.

The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships among any nominee, director or executive officer of the Company. References below to the nominees’ respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company’s predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Alan M. Meckler	62	Alan M. Meckler has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Previously, Mr. Meckler had been Chairman of the Board of Mecklermedia Corporation from 1973 and was its Chief Executive Officer from December 1993 until it was acquired by Penton Media in November 1998. He also served as President of Mecklermedia from 1971 through November 1997.

Christopher S. Cardell	48	Christopher S. Cardell has been a director, President and Chief Operating Officer of the Company since its inception. Previously, Mr. Cardell was President and Chief Operating Officer of Mecklermedia from November 1997, and a director from February 1997 until it was acquired by Penton Media in November 1998. Prior to November 1997, Mr. Cardell held the office of Executive Vice President, Chief Operating Officer and Chief Financial Officer of Mecklermedia. He joined Mecklermedia as Senior Vice President and Chief Financial Officer in January 1996. Prior to that time, Mr. Cardell was a Senior Manager with Arthur Andersen LLP.

Name	Age	Principal Occupation or Occupations and Directorships
Michael J. Davies	63	Michael J. Davies has been a director of the Company since its inception. Mr. Davies has been President of Fox Hill Consulting LLC since February 1998 and has also been a director of Boxwood Technology, Inc. since May 2000. He was Chairman and CEO of Amazing Media, Inc. from February 2002 until January 2005. From February 2001 until March 2002 he was Chairman of Saltmine, Inc. Mr. Davies was a director of PROVANT, Inc. from 1998 to 2001. Mr. Davies was also a director of Mecklermedia from January 1996 until it was acquired by Penton Media in November 1998. He was a special limited partner with American Business Partners from July 1997 to April 1998. Prior to that he was a Managing Director, Corporate Finance, of the investment bank Legg Mason Wood Walker, Incorporated from 1993 to 1996. Before joining Legg Mason, Mr. Davies was the Publisher of the Baltimore Sun from 1990 through 1993.

Gilbert F. Bach	76	Gilbert F. Bach has been a director of the Company since its inception. Mr. Bach retired on January 1, 1997 from Lehman Brothers, where he held various positions from 1979 through 1996, most recently as a Managing Director. From 1955 to 1979, Mr. Bach held various positions at Hirsch & Co. and Loeb Rhoades & Co. Mr. Bach was also a director of Mecklermedia from February 1997 until it was acquired by Penton Media in November 1998.

William A. Shutzer	61	William A. Shutzer has been a director of the Company since January 2000. Mr. Shutzer has been a partner of Evercore Group Holdings, a financial advisory and private equity firm since 2004. He previously served as a Managing Director of Lehman Brothers from 2000 through 2003, a Partner in Thomas Weisel Partners LLC from 1999 through 2000, as Executive Vice President of ING Baring Furman Selz LLC from 1998 through 1999, as President of Furman Selz Inc. from 1995 through 1997, and as a Managing Director of Lehman Brothers and its predecessors from 1978 through 1994. Mr. Shutzer is also a member of the board of directors of Tiffany & Co., CSK Auto, Inc., and TurboChef Technologies, Inc.

Name	Age	Principal Occupation or Occupations and Directorships
John R. Patrick	62	John R. Patrick has been a director of the Company since January 2003. Mr. Patrick has been President of Attitude LLC since 2001. Prior to that, he worked at IBM Corporation from 1967 to 2001. Mr. Patrick was Vice President of Internet Technology at IBM from 1995 to 2001. He is a member of the board of directors of Knovel Corporation, Danbury Health Systems and Danbury Hospital.

PRINCIPAL STOCKHOLDERS AND SECURITY

OWNERSHIP OF MANAGEMENT

Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group

The following table sets forth, as of March 31, 2008, information with respect to the outstanding shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the President and Chief Operating Officer (who is also a director) and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Alan M. Meckler	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	12,978,725	(2)(3)	35.2%

Christopher S. Cardell	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	1,585,639	(4)	4.3%

William A. Shutzer	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	425,980	(5)	1.2%

Gilbert F. Bach	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	113,750	(6)	*

John R. Patrick	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	170,235	(7)	*

Michael J. Davies	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	79,193	(8)	*

Donald J. O’Neill	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	17,817	(9)	*

All directors and executive officers as a group (seven persons)		15,371,339		40.7%

*	Less than one percent

(1)

For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Includes 1,046,125 shares held in the Alan M. Meckler 2007 Grantor Retained Annuity Trust (the “GRAT”), a grantor retained annuity trust, 953,875 shares held in the Alan M. Meckler 2007 Grantor Retained Annuity Trust II, 1,328,013 shares held in trusts established for the benefit of Mr. Meckler’s four children, 270,900 shares held by The Meckler Foundation, Inc., a non-profit charitable foundation founded by Mr. Meckler and for which he acts as president, 128,360 shares held by Mr. Meckler’s wife and 70,600 shares held in a trust for the benefit of Mr. Meckler’s mother. Mr. Meckler exercises shared voting and investment control over all of these shares except the shares held by the GRAT, over which Mr. Meckler exercises investment control but not voting control.

(3)	Includes 873,334 shares issuable upon exercise of currently exercisable options.
(4)	Includes 1,133,750 shares issuable upon exercise of currently exercisable options.
(5)	Includes 87,583 shares issuable upon exercise of currently exercisable options.
(6)	Includes 91,750 shares issuable upon exercise of currently exercisable options.
(7)	Includes 115,235 shares issuable upon exercise of currently exercisable options.
(8)	Includes 78,693 shares issuable upon exercise of currently exercisable options.
(9)	Includes 17,817 shares issuable upon exercise of currently exercisable options.

Security Ownership of Certain Beneficial Owners as of March 31, 2008

The following table sets forth, as of March 31, 2008, information with respect to the outstanding shares of the Company’s Common Stock beneficially owned by each person (including any “group” as that term is used in section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities. Except as otherwise indicated, all shares are owned directly.

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Wellington Management Company, LLP	75 State Street Boston, MA 02109	3,691,949	(2)	10.0%

Burgundy Asset Management Ltd.	181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	3,256,614	(3)	8.8%

Federated Investors, Inc.	Federated Investors Tower Pittsburgh, PA 15222-3779	2,536,316	(4)	6.9%

Royce & Associates, LLC	1414 Avenue of the Americas New York, NY 10019	3,203,500	(5)	8.7%

S Squared Technology, LLC (“SST”)	515 Madison Avenue New York, NY 10022	2,886,700	(6)(7)	7.8%

S Squared Technology Partners, L.P. (“SSTP”)	515 Madison Avenue New York, NY 10022	593,100	(6)(7)	1.6%

(1)

For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated February 14, 2008.
(3)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated February 12, 2008.

(4)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated February 13, 2008.
(5)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated January 30, 2008.
(6)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated January 17, 2008.
(7)

S Squared Technology, LLC (“SST”), a Delaware limited liability company, and S Squared Technology Partners, L.P. (“SSTP”), a Delaware limited partnership, are registered investment advisers. Seymour L. Goldblatt (“Seymour”) and Kenneth A. Goldblatt (“Kenneth”), both United States citizens, are control persons of SST and SSTP. Seymour is the President of each of SST and SSTP and owns a majority of the interests in SST. Kenneth owns a majority of the interests in SSTP.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Director Independence

The Board of Directors evaluates each year the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the Nasdaq listing standards. In June 2007, the Board conducted a review of director independence. As a result of this review, the Board affirmatively determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and stockholder: Gilbert F. Bach, Michael J. Davies, John R. Patrick and William A. Shutzer.

Committees of the Board

The Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The current members of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee are as follows:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee

Gilbert F. Bach	Gilbert F. Bach	Gilbert F. Bach
Michael J. Davies	Michael J. Davies	Michael J. Davies
John R. Patrick	John R. Patrick	John R. Patrick
William A. Shutzer	William A. Shutzer	William A. Shutzer

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and advising the Board on the Company’s compensation philosophy, programs and objectives. The Compensation Committee oversees the Company’s compensation programs, which include components that are designed specifically for the Company’s Chief Executive Officer, the President and Chief Operating Officer and the Vice President and Chief Financial Officer. Mr. Davies serves as the Chairman of the Compensation Committee. The members of the Compensation Committee are considered independent pursuant to Rule (4200)(a)(15) of the Nasdaq listing standards. The Compensation Committee may delegate its authority to subcommittees, as the Compensation Committee deems appropriate, so long as any actions taken by such subcommittees are not otherwise inconsistent with the obligations and responsibilities of the Compensation Committee. The Company’s Board of Directors has adopted a written charter for the Compensation Committee, a copy of which was attached as Appendix C to the Company’s 2007 proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 30, 2007. The Compensation Committee met four times during the fiscal year ended December 31, 2007.

Consistent with the listing requirements of Nasdaq, the Compensation Committee is composed entirely of independent non-management members of the Board of Directors. No Compensation Committee member participates in any of the Company’s employee compensation programs. Each year, the Company reviews any and all relationships that each Director may have with the Company, and the Board of Directors subsequently reviews those findings. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company. For further discussion on the Compensation Committee see “Compensation Discussion and Analysis.”

Audit Committee

The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services and to oversee the Company’s systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company. The members of the Audit Committee were appointed pursuant to Rule 4350 of the Nasdaq listing standards and are each considered independent pursuant to Rule 4200(a)(15) thereof. The Board of Directors has determined that Mr. John R. Patrick, Chairman of the Audit Committee, qualifies as a “financial expert” as defined by the Securities and Exchange Commission. In making the determination, the Board of Directors considered Mr. Patrick’s credentials and financial background and found that he was qualified to serve as the “financial expert.” The Company’s Board of Directors has adopted an amended written charter for the Audit Committee, a copy of which was attached as Appendix A to the Company’s 2007 proxy statement filed with the SEC on April 30, 2007. The Audit Committee met four times during the fiscal year ended December 31, 2007.

Nominating and Corporate Governance Committee

Mr. Bach was named as the Chairman of the Nominating and Corporate Governance Committee in 2005, the year in which the committee was formed. The members of the Nominating and Corporate Governance Committee are each considered independent pursuant to Rule (4200)(a)(15) of the Nasdaq listing standards. The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends such candidates to the Board and stockholders for consideration. In considering candidates for election to the Board, the Nominating and Corporate Governance Committee evaluates the qualifications and performance of the incumbent directors, including consideration of whether the director continues to satisfy the minimum qualifications for director candidates, and reviews the performance of the director during the preceding term. Absent special circumstances, if the incumbent director continues to be qualified and has performed his or her duties satisfactorily during the preceding term and there exist no special reasons, including those relating to the compositional and functional needs of the Board as a whole, why the incumbent should not be nominated, the Nominating and Corporate Governance Committee will propose the incumbent director for re-election. In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations from members of the Board and the management of the Company. The Nominating and Corporate Governance Committee will assemble information concerning the background and qualifications of each candidate and determine if each candidate satisfies the minimum qualifications required of candidates and possesses any of the specific qualities that must be possessed by one or more members of the Board. The Nominating and Corporate Governance Committee will consider the contribution that the candidate can be expected to make to the overall functioning of the Board and the extent to which the membership of the candidate would promote diversity on the Board, with regard to professional background, experience, expertise, age, gender, ethnicity and country of citizenship.

It is the policy of the Nominating and Corporate Governance Committee that all persons nominated to serve as a director of the Company should possess certain minimum qualifications, as threshold criteria to be used in its consideration of the candidate, including the personal integrity and ethical character of the candidate; the absence of any conflicts of interest that would impair the candidate’s ability to exercise independent judgment or discharge the fiduciary duties of a director; the ability to represent fairly and equally stockholders of the Company; demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor; a demonstrated ability to function effectively in an oversight role; a general business understanding of major issues facing public companies of comparable size and operational scope to the Company; and adequate time to devote to the Board and its committees. Only under exceptional and limited circumstances will the Nominating and Corporate Governance Committee approve a candidate who does not satisfy the requirements. The Nominating and Corporate Governance Committee will adhere to the applicable rules and guidelines of Nasdaq and the SEC.

The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate pursuant to the procedures set forth below under “Stockholder Communication with the Board of Directors.” The Nominating and Corporate Governance Committee will evaluate persons recommended by stockholders in the same manner as other candidates.

In addition, the Nominating and Corporate Governance Committee is responsible for, among other things, evaluating the effectiveness of the Board and its Committees, and for developing, updating as necessary, and recommending to the Board corporate governance principles and policies applicable to the Company.

The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Committee, a copy of which was attached as Appendix B to the Company’s 2007 proxy statement filed with the SEC on April 30, 2007. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2007.

Directors’ Attendance

The Company does not currently have a formal policy regarding director attendance at the Company’s annual meetings. However, it is expected that, absent compelling circumstances, each director will be in attendance for each board meeting. The Board of Directors met four times during the fiscal year ended December 31, 2007. All of the directors attended all of the Board of Directors’ meetings and all of the meetings of each committee on which each such director serves.

Legal Proceedings

On or about November 13, 2006, Robert Lange, who identifies himself as a stockholder of Jupitermedia, commenced a purported stockholder’s derivative action in the United States District Court for the District of Connecticut, purportedly on behalf of Jupitermedia, against all of Jupitermedia’s current directors and against Jupitermedia’s former Chief Financial Officer. Jupitermedia is named in the suit as a “nominal defendant” on whose behalf recovery is purportedly sought. Mr. Lange did not make a litigation demand on Jupitermedia’s board of directors prior to commencing the action, and alleges that such demand should be excused as a matter of law. The complaint alleges, based primarily on a statistical analysis, that certain stock options granted to certain defendants in 1999, 2000 and 2001 were backdated, and asserts on behalf of Jupitermedia various causes of action against the defendants arising out of such alleged backdating, including securities fraud, breach of fiduciary duty and unjust enrichment. On April 24, 2007, the Company and the individual defendants filed a motion to dismiss the case in its entirety. Rather than respond to the motion to dismiss, the Plaintiff filed an amended complaint on July 16, 2007. The amended complaint removes one of the individual defendants, but is substantially similar to the original complaint. On or around September 11, 2007, Defendants filed a motion to dismiss the Amended Complaint. Briefing on that motion is completed, and oral argument was held on the motion in December 2007. The Court has not yet ruled on the motion.

Stockholder Communication with the Board of Directors

Generally, stockholders who have questions or concerns should visit our Investor Relations home page at www.jupitermedia.com/corporate/investors.html . However, any stockholders who wish to address questions or other communications regarding our business directly to the Board of Directors, a committee or any individual director, should direct their questions or other communications in writing to the Chairman of the Board at Jupitermedia Corporation, 23 Old Kings Highway South, Darien, CT 06820. The Chairman will forward all such communications as appropriate.

EXECUTIVE OFFICERS

In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President and Chief Operating Officer, the following person is an executive officer of the Company.

Name	Age	Position with Company
Donald J. O’Neill	34	Donald J. O’Neill has been the Vice President and Chief Financial Officer of the Company since May 2007. From May 2005 to May 2007, Mr. O’Neill served as Controller of the Company after having held various accounting staff and management positions with the Company since his hiring in April 2000. Prior to his tenure at the Company, Mr. O’Neill was employed by Arthur Andersen LLP.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program Objectives

In order to recruit and retain the most qualified and competent individuals to the Company’s management team, the Company strives to maintain a compensation program that is competitive in the current labor market. The purposes of the Company’s compensation program are to attract and retain quality employees and to reward performance. The following compensation objectives are considered in determining the compensation of the Chairman and Chief Executive Officer Alan M. Meckler, the President and Chief Operating Officer Christopher S. Cardell, and the Vice President and Chief Financial Officer Donald J. O’Neill (referred to collectively herein as, the “NEOs”):

•	designing competitive total compensation and reward programs to enhance the Company’s ability to attract and also to retain knowledgeable and experienced executives;

•	setting compensation and incentive levels that reflect competitive market practices and that are geared both towards the current and long-term performance of the Company; and

•

ensuring that a significant portion of the total compensation package is determined by increases in stockholder value, in order to align the executives’ interests with those of the Company’s stockholders.

Oversight of Executive Compensation Program

As relating to NEO compensation, the responsibilities of the Compensation Committee include the following (subject, where applicable, to ratification by the Board of Directors):

•	developing and promoting an effective compensation philosophy;

•	reviewing and establishing annual and long-term performance goals and objectives for the Company’s NEOs;

•	evaluating the performance of the Company’s NEOs in light of approved performance goals and objectives;

•

determining the compensation of the NEOs based on their performance evaluations, consisting of components of compensation such as annual salary, bonuses (both performance-based and otherwise), long-term incentive compensation, and perquisites, and any other matters relating to the compensation of the NEOs that the Compensation Committee considers appropriate, such as considerations regarding employment, severance, change of control, or other compensation agreements or arrangements to be entered into or otherwise established between the Company and the NEOs; and

•	administering all equity-based compensation plans and arrangements with an aim toward furthering the Company’s long-term goals.

Comparative Compensation Data

The Compensation Committee has historically utilized information compiled by the Company specific to the media and images industries as a resource for determining competitive compensation for the Company’s NEOs, which includes data on salaries, bonuses, and long-term equity incentives of companies of varying size and market capitalization within the media and images industries. The Compensation Committee generally makes compensation decisions with the goal of setting overall compensation for the Company’s NEOs at the median compensation provided to similarly situated executives within the industry on the theory that a median value is appropriate due to the Company’s size compared to the benchmark companies and the belief that median level compensation provides the Company with the ability to attract and retain quality talent within the industry.

During 2007, industry compensation data compiled by the Company was provided to the Compensation Committee. The Compensation Committee periodically meets with the CEO to discuss the information supplied and to discuss proposed compensation changes for the NEOs other than himself along with its initial conclusions as to compensation for the subsequent year.

Compensation Elements

The Compensation Committee believes that the mix of cash and equity based compensation in the Company’s compensation program provides an effective means to further the Company’s compensation philosophy and goals. The individual elements, when aggregated, create a total compensation package for each executive that the Compensation Committee believes achieves its objectives. The Compensation Committee attempts to combine the components of cash and equity based compensation in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. Because much of the value of the stock option awards is tied to share price appreciation over the long term, for 2007, the Compensation Committee chose stock option awards for purposes of providing a long-term incentive to the NEOs while at the same time promoting the alignment of interests between the NEOs and the Company’s stockholders. The Compensation Committee believes that a significant component of potential compensation in any one year should be stock option awards (the value of which is largely contingent on future stock performance).

The key components of the NEO compensation are salary and equity awards. A discussion of the various components of the NEO compensation for fiscal 2007 follows.

Salary

Competitive base salaries are an important factor in a company’s ability to attract and retain the NEOs. The Compensation Committee reviews salary related data to ensure that the salary program is competitive, and base salaries for the NEOs are determined each year by the Compensation Committee based on a variety of factors in addition to salary related data regarding similar positions requiring similar qualifications within the industry, such as the executive’s experience, job responsibilities and performance.

Stock Incentive Plan

The Company’s 1999 Stock Incentive Plan is intended to provide executives with long-term rewards that appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company and from time to time in respect of promotions and performance. Prior to

2007, Jupitermedia issued options with a life of ten years except for stock options granted to the CEO. As a result of Mr. Meckler’s status as an affiliate of the Company, stock options granted to him expire five years following the date of grant to ensure that the options retain their tax-qualified status. Beginning in 2007, all options issued by the Company have a five year term. Stock option grants vest equally on each of the first three anniversaries of their respective grant dates. The Compensation Committee believes that the stock option awards and the period over which they vest provide a method of retention and motivation for the executives of the Company and also encourage the executives to manage the Company in an effective manner with a goal of achieving long-term stock price appreciation.

Cash Bonus

The Company provides certain NEOs with a pay-for-performance cash incentive plan that is dependent on the Company’s annual financial performance and the individual’s performance against specific performance objectives (the “Cash Incentive Plan”). With the maturation of the Company and its increase in size, the Compensation Committee felt that it was appropriate to reduce the number of stock options being issued to its executives and to introduce the Cash Incentive Plan. The objective of the Cash Incentive Plan, which was introduced in 2007, is to provide a means to align the interests of the Company’s executive officers to its critical annual financial objectives and to reward them for achieving these objectives. The Compensation Committee felt this benefit was appropriate to give to Mr. Meckler and Mr. Cardell since their primary job responsibilities align with the critical annual financial objectives of the Company. The three equally weighted performance objectives under the Cash Incentive Plan are revenue, EBITDA, and certain individual management objectives, each as set by the Compensation Committee. The Compensation Committee elected to use revenue and EBITDA as targets because they are two key metrics that impact the Company’s stock price. Revenue and EBITDA growth could positively impact the Company’s stock price, which would align the interests of the eligible NEOs with those of the Company’s stockholders. The performance targets and target bonus opportunities for Messrs. Meckler and Cardell with respect to 2007 are set forth in the table below. To the extent the achievement of any goal falls between threshold and target or target and maximum, the bonus earned with respect to that goal is calculated by means of linear interpolation.

NEO		2007 Revenue Target – $147,400,000			2007 EBITDA Target – $33,800,000			2007 Management Objectives
		Threshold	Target	Maximum	Threshold	Target	Maximum	Maximum Bonus – $80,000
Alan M. Meckler	% of Goal	90%	100%	115%	90%	100%	115%	• Achievement of management staffing, succession, and other management objectives determined at the discretion of the Committee.
	Bonus	$0	$32,000	$80,000	$0	$32,000	$80,000
		Threshold	Target	Maximum	Threshold	Target	Maximum	Maximum Bonus – $79,000
Christopher S. Cardell	% of Goal	90%	100%	115%	90%	100%	115%	• Conversion of financial reporting systems and other management objectives determined at the discretion of the Committee.
	Bonus	$0	$31,000	$79,000	$0	$31,000	$79,000

In March 2008, Messrs. Meckler and Cardell were each granted the opportunity to earn a cash bonus under the Cash Incentive Plan for the 2008 calendar year. The Compensation Committee determined that the same performance objectives used for 2007 bonuses would be used again for 2008. The performance targets and target bonus opportunities for Messrs. Meckler and Cardell with respect to 2008 are set forth in the table below.

NEO		2008 Revenue Target – $150,000,000			2008 EBITDA Target – $31,900,000			2008 Management Objectives
		Threshold	Target	Maximum	Threshold	Target	Maximum	Maximum Bonus – $86,000
Alan M. Meckler	% of Goal	90%	100%	115%	90%	100%	115%	• Improvement of operational efficiencies of both divisions • Elimination of significant internal control deficiencies
	Bonus	$0	$34,000	$86,000	$0	$34,000	$86,000
		Threshold	Target	Maximum	Threshold	Target	Maximum	Maximum Bonus – $83,000
Christopher S. Cardell	% of Goal	90%	100%	115%	90%	100%	115%	• Improvement of operational efficiencies of both divisions • Elimination of significant internal control deficiencies
	Bonus	$0	$33,000	$83,000	$0	$33,000	$83,000

Perquisites and Other Personal Benefits

The Company provides certain NEOs with perquisites and other personal benefits that the Company believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Company periodically reviews the levels of other personal benefits provided to NEOs.

Mr. Meckler and Mr. Cardell are provided use of Company automobiles and receive reimbursement for expenses related to those automobiles. This is a legacy benefit that was granted at the time of the Company’s inception. During 2005, the Board of Directors granted lifetime post-employment medical benefits and prescription drug coverage to the CEO and his spouse. This benefit is not subject to forfeiture in any event. The Compensation Committee felt this benefit was appropriate given the CEO’s exemplary service to the Company. The specific perquisites provided to each NEO during fiscal year 2007 are shown in the footnotes to the Summary Compensation Table on page 11 of this proxy.

Severance

The Company is a party to an employment agreement with Christopher S. Cardell that provides twelve months of continued base salary and benefits to be paid upon termination for any reason. This is a legacy benefit that was granted at the time of the Company’s inception.

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of the NEOs. Certain performance-based compensation is not subject to this deduction limit. Options granted under the Company’s 1999 Stock Incentive Plan qualify as performance-based compensation exempt from the deduction limitation of Section 162(m). While tax deductions are an important consideration in determining compensation levels, because the non-exempt annual compensation paid to each of the NEOs does not exceed the $1,000,000 limit, the Company has not adopted a formal policy requiring that all compensation must be deductible.

Summary Compensation Table

The following table sets forth all compensation paid to, or accrued by the Company for, the NEOs in respect of fiscal years 2007 and 2006. Alan M. Meckler, Christopher S. Cardell, and Donald J. O’Neill were the only NEOs of the Company during fiscal year 2007.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)		Total ($)
Alan M. Meckler Chairman and Chief Executive Officer	2007	339,577	1,047,019	60,000	84,534	(2)	1,531,130
	2006	315,000	1,182,737	—	79,412		1,577,149

Christopher S. Cardell President and Chief Operating Officer(4)	2007	334,077	705,646	55,000	17,484	(3)	1,112,207
	2006	315,000	807,415	—	14,561		1,136,976

Donald J. O’Neill Vice President and Chief Financial Officer	2007	181,923	40,148	—	4,548	(3)	226,619

(1)

Represents the dollar amount recognized by the Company for financial statement reporting purposes for the year ended December 31, 2007, in respect of outstanding options held by the NEO, in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment”. A discussion of the relevant assumptions used in the valuation is contained in footnote 15 to the Company’s audited financial statements for the fiscal year ended December 31, 2007 included in Part II, Item 8 of the Company’s Annual Report on Form 10-K filed with the SEC on April 4, 2008.

(2)

The amounts accrued by the Company during 2007 for post-employment medical benefits and prescription drug coverage equaled $69,000. The value attributable to the use of a Company-provided automobile, and reimbursement of related expenses during 2007 was $15,643.

(3)

The NEOs are also eligible participate in the Company’s 401(k) Plan, under which the Company may make discretionary matching contributions equal to an amount that is the lesser of 50% of the employee contribution and 2.5% of eligible wages. The amount disclosed in this column includes the Company’s 401(k) matching contributions accrued for Christopher S. Cardell and Donald J. O’Neill. This column also includes the value attributable to the use of a Company-provided automobile, and reimbursement of related expenses during 2007 for Christopher S. Cardell, which totaled $11,859.

(4)	Mr. Cardell served as the Company’s Chief Financial Officer as well during the period prior to the date Mr. O’Neill’s employment as Chief Financial Officer commenced in May 2007.
(5)

Amounts were based on achieving 92% of revenue target, which resulted in an award of $6,400 and $6,300 for Mr. Meckler and Mr. Cardell, respectively, and discretion of the Compensation Committee, which awarded the remaining amounts based on the achievement of certain of the 2007 management objectives.

Grants of Plan-Based Awards Table

The following table sets forth stock options granted during the fiscal year ended December 31, 2007, to the Company’s Named Executive Officers.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Alan M. Meckler	6/4/07	—	—	—	175,000	7.89	649,530
	12/12/07	—	—	—	175,000	4.55	361,690
	N/A	—	96,000	240,000	—	—	—
Christopher S. Cardell	6/4/07	—	—	—	135,000	7.17	499,500
	12/12/07	—	—	—	135,000	4.14	270,000
	N/A	—	93,000	237,000	—	—	—
Donald J. O’Neill	6/4/07	—	—	—	40,000	7.17	148,000
	12/12/07	—	—	—	40,000	4.14	80,000

(1)

Cash bonuses for 2007, which are described further in the Compensation Discussion and Analysis above on page 9, and disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table, were based on the achievement of revenue, EBITDA, and individual management performance objectives established by the Compensation Committee for 2007. Target bonuses under the Cash Incentive Plan for 2007 were payable with respect to each performance objective upon 100% achievement of such performance objective. No bonus amounts were payable with respect to a given performance objective for achievement of 90% of the target or less, and no additional bonus would have been payable with respect to a given performance objective for achievement above 115% of target.

(2)

All of these options were granted on June 4, 2007 and December 12, 2007. The options will generally become exercisable in respect of 33 1/3% of the shares covered thereby on each of the first three anniversaries of their grant date or, if earlier, upon a change in control of the Company. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason. If an optionee undergoes a termination on account of retirement or disability, by the Company without cause, or with the written approval of the Compensation Committee, their vested options will remain exercisable until the earlier of the last day of the original option period and three months after the date of termination; upon an optionee’s death, each of their vested stock options shall expire on the last day of the option period or, if earlier, the date that is twelve months after the date of the optionee’s death.

Narrative Disclosure Relating to Summary Compensation Table

and Grants of Plan-Based Awards Table

Employment Agreements

The Company is a party to an employment agreement with Mr. Cardell dated November 24, 1998. The employment agreement does not have a specified term and may be terminated by the Company or Mr. Cardell at any time or for any reason, subject to certain payment obligations upon a termination of employment. Under the employment agreement, Mr. Cardell is entitled to an enumerated base salary, which must be increased annually by not less than 4%, and an annual grant of options to purchase in the range of 5,000 shares of the Company’s common stock.

If Mr. Cardell’s employment is terminated for any reason, in addition to any accrued but unpaid salary and benefits through the date of termination, Mr. Cardell will be entitled to continue to receive his base salary and benefits for a period of 12 months following the date of such termination, subject to Mr. Cardell’s compliance with certain non-disparagement and non-disclosure requirements.

Stock Incentive Plan

The Company maintains its 1999 Stock Incentive Plan (as amended and restated as of March 5, 2008), pursuant to which 12,000,000 shares of the Company’s common stock are reserved for issuance (less previously issued shares thereunder), subject to adjustment in the event of any stock dividend or split, reorganization, recapitalization, merger, share exchange or any other similar corporate transaction or event. For purposes of determining the remaining shares of common stock available for grant under the plan, to the extent that an award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the participant of the full number of shares of common stock to which the award related, the undelivered shares of common stock will again be available for grant. In order to qualify certain awards under the plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, no employee shall be eligible to be granted options or stock appreciation rights covering more than 500,000 shares of the Company’s common stock during any calendar year.

The plan permits the Compensation Committee to grant equity-based awards to participants, including nonqualified stock options, restricted stock, and other awards that are valued by reference to, or otherwise based on, the fair market value of the Company’s common stock. The Compensation Committee establishes vesting and performance requirements that must be met at the time of the grant of an award, as well as other terms and conditions relating to such award. Options granted under the plan will expire no later than the 10th anniversary of the applicable date of grant of the options.

Generally, the Compensation Committee may, in its sole discretion, provide for the termination of an award and the payment of a cash amount in exchange for the cancellation of an award upon the consummation of a merger, a sale of all or substantially all of our assets or a reorganization or liquidation of the Company. All unvested awards will immediately vest upon a change in control of the Company.

The Board of Directors has the ability to amend, subject to stockholder approval for certain types of amendments, or terminate the plan at any time, provided that no amendment or termination will be made that impairs the rights of the holder of any award outstanding on the date of such amendment or termination.

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2007, for each Named Executive Officer.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date(1)(2)
Alan M. Meckler	166,667 400,000 200,000 106,667 — —	— — — 213,333 175,000 175,000	(3)	$ $ $ $ $ $	3.55 12.70 18.03 16.01 7.89 4.55	6/9/2008 6/14/2009 6/9/2010 6/7/2011 6/4/2012 12/12/2012

Christopher S. Cardell	50,000 25,000 75,000 110,000 22,917 50,000 320,833 280,000 150,000 50,000 — —	— — — — — — — — — 100,000 135,000 135,000	(3)	$ $ $ $ $ $ $ $ $ $ $ $	14.00 13.41 13.50 6.41 0.97 2.28 3.23 12.70 18.03 16.01 7.17 4.14	6/25/2009 9/7/2009 4/17/2010 12/7/2010 9/24/2011 5/15/2012 6/9/2013 6/14/2014 6/9/2015 6/7/2016 6/4/2012 12/12/2012

Donald J. O’Neill	2,000 3,000 1,667 5,150 3,000 2,000 1,000 — —	— — — — — — 2,000 40,000 40,000	(3)	$ $ $ $ $ $ $ $ $	18.75 6.41 2.28 3.23 11.55 18.03 14.55 7.17 4.14	4/28/2010 12/7/2010 5/15/2012 6/9/2013 6/14/2014 6/9/2015 6/7/2016 6/4/2012 12/12/2012

(1)

Each stock option granted prior to 2007 has a ten-year term from date of grant except for stock options granted to Alan M. Meckler, which have a five-year term. Stock option grants vest equally on each of the first three anniversaries of their respective grant dates but vesting will accelerate upon a change in control of the Company.

(2)

Each stock option granted after 2006 has a five-year term from date of grant. Stock option grants vest equally on each of the first three anniversaries of their respective grant dates but vesting will accelerate upon a change in control of the Company.

(3)	Remaining unexercised options will vest equally on the second and third anniversary of their grant date, which will be June 7, 2008 and June 7, 2009 or earlier upon a change in control of the Company.

Potential Payments Upon Termination or Change in Control

Pursuant to the employment agreement with Mr. Cardell, upon any termination of employment, Mr. Cardell is entitled to continue to receive his base salary and benefits for a period of 12 months following the date of such termination. Additionally, the Company has agreed to provide Mr. Meckler and his spouse with post-employment medical and prescription drug coverage for the remainder of their lives. The table below reflects the amount of compensation and benefits payable to Mr. Meckler and Mr. Cardell in the event of a termination of employment. The amounts shown assume that the applicable triggering event occurred on December 31, 2007, and therefore, may differ from actual amounts paid upon a termination of employment on another date.

Name	Type of Payment	Termination of Employment for Any Reason ($)
Alan M. Meckler	Cash Severance	—
	Continued Benefits(2)	767,635

	Total	767,635

Christopher S. Cardell	Cash Severance	334,077
	Continued Benefits(2)	20,196

	Total	354,273

(1)

The amount disclosed equals the present value of the continued benefits for Mr. Meckler assuming (i) a 12% annual increase in the cost of supplemental medical coverage, (ii) a 20% annual increase in the cost of prescription coverage, (iii) that such coverage continues for Mr. Meckler and his spouse through 2025, at which time Mr. Meckler would be 80 years of age, and (iv) a discount rate of 5%.

(2)

The calculation of continued benefits for Mr. Cardell assumes a monthly cost of coverage to equal $1,683, which represents the monthly premiums to obtain coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act.

Upon a change in control of the Company, all unvested equity awards under the 1999 Stock Incentive Plan will vest in full. The closing price of the Company’s common stock on the last business day of 2007 (December 31, 2007) was $3.82 per share. As a result, all unvested options were out of the money as of December 31, 2007, and no value would have been realized on acceleration of vesting.

DIRECTOR COMPENSATION

Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings.

Effective December 12, 2007, non-employee directors of the Company are granted, on an annual basis, stock options to purchase 16,000 shares of Common Stock, which vest over a period of three years. Non-employee directors also receive an annual stipend of $20,000. In addition, each outside director receives a stipend of $5,000 for attendance at each board meeting held beyond the four scheduled meetings. The directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. In addition, each non-employee director receives, upon becoming a director, options for 5,000 shares of common stock, which vest over a period of three years.

The Chairman of the Audit Committee is granted, on an annual basis, stock options to purchase 10,000 shares of common stock, which vest over a period of three years. The Chairman of the Audit Committee also receives an annual stipend of $10,000. In addition, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each are granted, on an annual basis, stock options to purchase 5,000 shares of Common Stock, which vest over a period of three years. The Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each receive an annual stipend of $5,000.

During 2007, John R. Patrick, Michael J. Davies, William A. Shutzer and Gilbert F. Bach were granted options for 52,000, 42,000, 32,000, and 42,000 shares of common stock, respectively, which vest over a three-year period.

Director Compensation Table

The following table sets forth information with respect to total compensation paid by the Company during the fiscal year 2007 to each of the member of the Board of Directors.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Gilbert F. Bach	69,000	107,875	—	176,875
Michael J. Davies	69,000	116,172	—	185,172
John R. Patrick	88,500	141,584	—	230,084
William A. Shutzer	10,000	90,761	—	100,761

(1)

Additional fees earned by Gilbert F. Bach, Michael J. Davies and John R. Patrick in the amount of $56,500, $56,500 and $73,500, respectively, during 2007 related to work performed as members of a special committee of the Board of Directors. The special committee was formed in conjunction with the proposed acquisition of the Company by Getty Images, Inc.

(2)

Represents the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2007 in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment”. The grant date fair value of stock options granted to Mr. Patrick, Mr. Davies, Mr. Shutzer and Mr. Bach during the fiscal year ended December 31, 2007 was $148,200, $119,700, $91,200 and $119,700, respectively. A discussion of the relevant assumptions used in the valuation is contained in footnote 15 to the Company’s audited financial statements for the fiscal year ended December 31, 2007 included in Part II, Item 8 of the Company’s Annual Report on Form 10-K filed on April 4, 2008.

SECURITIES AUTHORIZED FOR ISSUANCE

UNDER EQUITY COMPENSATION PLANS

The following table gives information as of December 31, 2007 about the common stock that may be issued under the Company’s 1999 Stock Incentive Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders	5,417,430	$9.81	1,664,679
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	5,417,430	$9.81	1,664,679

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2007 with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Michael J. Davies, Compensation Committee Chairman

Gilbert F. Bach

William A. Shutzer

John R. Patrick

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates same by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following individuals served on the Compensation Committee during the 2007 fiscal year: Michael J. Davies, Compensation Committee Chairman, Gilbert F. Bach, William A. Shutzer and John R. Patrick. The Compensation Committee makes all compensation decisions with respect to the Company’s NEOs. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

PERFORMANCE GRAPH

The following graph compares the cumulative total return of an investment in the Company’s Common Stock with an investment in the Nasdaq Total U.S. Index (the “Nasdaq Index”) and the Nasdaq Computer & Data Processing Service Index (the “Peer Group Index”). The graph covers the period beginning June 25, 1999, the date of the Company’s initial public offering, through December 31, 2007, and depicts the results of investing $100 in each of the Company’s Common Stock, the Nasdaq Index and the Peer Group Index at closing prices on December 31, 2007, assuming that all dividends were reinvested.

The stock price performance depicted in the performance graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 2. APPROVAL OF ADOPTION OF THE JUPITERMEDIA CORPORATION 2008

STOCK INCENTIVE PLAN

At the Annual Meeting, the Company’s stockholders will be asked to approve the Jupitermedia Corporation 2008 Stock Incentive Plan (the “2008 Plan”), which the Board of Directors unanimously approved on April 28, 2008. The 2008 Plan will become effective upon the approval of the Company’s stockholders.

The purposes of the 2008 Plan are to attract, retain, motivate, and reward certain key employees, officers, directors, and consultants of the Company and its affiliates, and to promote the creation of long-term value for stockholders of the Company by aligning the interests of such individuals with those of such stockholders. The 2008 Plan is also designed to permit the granting of awards that will qualify as “performance-based compensation” under Section 162(m) of the Code, thereby allowing the Company to deduct compensation awarded pursuant to these awards.

As of April 24, 2008, approximately 750 individuals would be eligible to participate in the 2008 Plan. The closing price of the Company’s common stock on the Nasdaq National Market System on April 24, 2008, was $1.67 per share.

The following summary of the 2008 Plan is qualified in its entirety by express reference to the text of the 2008 Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

The 2008 Plan will be administered by the Compensation Committee, which will have the authority, consistent with the provisions of the 2008 Plan, to select eligible individuals to receive awards; grant awards; determine the type, number of shares of stock subject to, and other terms and conditions of, and all other matters relating to, awards; prescribe award agreements and rules and regulations for the administration of the 2008 Plan; construe and interpret the 2008 Plan and award agreements and correct defects, supply omissions, and reconcile deficiencies therein; suspend the right to exercise awards during any period that the Compensation Committee deems appropriate to comply with applicable securities laws; and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the 2008 Plan. The determination of the Compensation Committee on all matters relating to the 2008 Plan will be final and binding.

Number of Shares Authorized

The total number of shares of common stock reserved for issuance under the 2008 Plan is 4,000,000. During any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of common stock with respect to which awards may be granted to any individual in any one year shall not exceed the maximum number of shares available for issue under the 2008 Plan. Shares granted pursuant to the 2008 Plan may be authorized but unissued shares or authorized and previously issued shares reacquired by the Company on the open market or by private purchase. Shares underlying awards that expire or are canceled without issuance, or that are otherwise forfeited, settled in cash, or terminated without delivery to the holder of the full number of shares to which the award related may be reissued under the 2008 Plan. In addition to the base share reserve of 4,000,000, 1,731,248 shares of stock remaining available for issuance under the Company’s 1999 Stock Incentive Plan (Amended and Restated as of March 5, 2008) (the “1999 Plan”) upon its expiration on April 15, 2009, together with 5,341,094 shares of stock underlying awards granted under the 1999 Plan (outstanding as of April 15, 2008) that remain undelivered following any expiration, cancellation, forfeiture, cash settlement, or other termination of such awards, may be available for grant under the 2008 Plan.

Duration

No awards under the 2008 Plan may be granted after the 10th Anniversary of Date of Board Approval, however, the administration of the 2008 Plan will continue thereafter until all matters relating to outstanding awards have been settled.

Grants of Awards

The Compensation Committee may grant awards of nonqualified stock options, incentive stock options, restricted stock awards, performance awards, and other stock-based awards.

Stock Options.  The 2008 Plan provides for grants of incentive stock options, within the meaning of Section 422(b) of the Code, and nonqualified stock options. A stock option granted under the 2008 Plan provides the grantee with the right to purchase, within a specified period of time no longer than ten years from the date of grant (or five years in the case of an incentive stock option granted to an owner of 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary thereof), a stated number of shares of common stock at the price specified in the award agreement. To the extent an option is intended to be exempt from Section 409A of the Code, qualify as performance-based compensation within the meaning of Section 162(m) of the Code, or qualify as an incentive stock option, in each case the exercise price applicable thereto may not be less than the fair market value of a share of common stock on the date of grant (or in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value). Stock options will vest in accordance with the terms of the applicable award agreement, and the Compensation Committee may in its sole discretion accelerate the vesting of any option at any time and for any reason. Payment of the exercise price of an option may be made in cash or certified or bank cashier’s check, by delivery to the Company of a notice of “net exercise”, pursuant to which the holder will receive the number of shares underlying the options so exercised reduced by the number of shares of common stock whose aggregate fair market value equals the aggregate exercise price of such options, by delivery of shares of common stock having an aggregate value equal to the aggregate exercise price, or by any other means approved by the Compensation Committee.

Restricted Stock.  An award of restricted stock is a grant of shares of common stock subject to forfeiture and limitations on transfer during a period established in the applicable award agreement. The grant or the vesting of restricted stock may be conditioned upon continued service, the attainment of performance goals, or a combination of both, as determined and provided in the applicable award agreement in the discretion of the Compensation Committee, and the Compensation Committee may in its discretion accelerate the vesting of restricted stock at any time.

Performance Units.  The Board of Directors may authorize grants of performance units with an initial value equal to the fair market value of the Company’s common stock on the date of grant. The Compensation Committee will, in its discretion, set the applicable performance objectives relating to any such grant of units, the level of achievement of which, on the expiration of the performance period, will determine the value and/or number of performance units that will be paid out to the grantee. Earned performance units may be paid out in cash, shares, or other awards (or a combination thereof) equal to the value of such earned units, and the Compensation Committee may subject shares or awards so paid out to additional vesting restrictions. In setting performance goals, the Compensation Committee may elect one or more of the following goals, any of which may be on a Company-wide basis or, as relevant, one or more divisions within or subsidiaries of the Company: return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; or expense targets.

Other Stock-Based Awards.  The 2008 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of common stock. Such awards and the terms applicable to such awards will be set forth in award agreements.

Change in Control

Under the 2008 Plan, notwithstanding any vesting schedule, in the event of a change in control (as defined in the 2008 Plan), all granted options become immediately exercisable, all restrictions on restricted stock lapse, and all other awards become fully vested and/or payable to the fullest extent of any award or portion thereof that has not then expired. In addition, upon the occurrence of a change in control or certain other corporate transactions, in the discretion of the Compensation Committee, and subject to certain limitations relating to awards that could constitute nonqualified deferred compensation under Section 409A of the Code, awards may be either (i) assumed in connection with the transaction, (ii) vested in full, (iii) canceled in exchange for a payment based on the per-share consideration being received by stockholders in such transaction, or (iv) replaced with a cash incentive program that preserves the value of such awards.

Non-Transferability of Awards

The 2008 Plan provides that stock options are generally nontransferable other than by the laws of descent and distribution, and that restricted stock is generally nontransferable while subject to vesting conditions. However, the Compensation Committee may, in its discretion, allow a transfer of options to other persons or entities unless such transfer would affect the incentive stock option tax treatment of an option intended to qualify as an incentive stock option. The Compensation Committee may also in its discretion permit the transfer of nonqualified stock options or restricted stock.

Termination and Amendment

The Board of Directors may amend or terminate the 2008 Plan at any time, except that no amendment may, without stockholder approval, consist of any other change that would violate the stockholder approval requirements of the national securities exchange on which the common stock of the Company is then listed. The Board of Directors or the Compensation Committee may, at any time, amend the terms of any one or more awards, provided that no such amendment of an award shall impair the rights of a participant without his consent other than as required to make such award comply with Section 409A of the Code.

Federal Income Tax Consequences Related to Options

The following is a brief discussion of the U.S. federal income tax consequences for options under the 2008 Plan. The 2008 Plan is not qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and does not describe state or local taxes consequences, and holders of awards under the 2008 Plan should consult with their own tax advisors.

Except as noted below for corporate “insiders,” with respect to nonqualified stock options, (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

No taxable income is realized by an optionee upon the grant or exercise of an incentive stock option. If stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee’s employer for federal income tax purposes.

Except as noted below for corporate “insiders,” if the common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (ii) the optionee’s employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a nonqualified stock option. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an incentive stock option would generally be required to increase his alternative minimum taxable income and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a nonqualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his alternative minimum tax liability and his “regular” income tax liability. As a result, a taxpayer has to determine his potential liability under both tax schemes.

As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, corporate “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

Participants who receive grants of restricted stock will generally be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”), less any purchase price paid by the participant for the restricted stock. Thus, taxable income will generally be realized by the participant at the time the Restrictions lapse. However, a participant who makes an election under Section 83(b) of the Code (an “83(b) Election”) within thirty (30) days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the excess of the fair market value of such restricted stock (determined without regard to the Restrictions) over the purchase price paid by the participant for the restricted stock. If the stock subject to an 83(b) Election is forfeited, the participant will generally be entitled only to a capital loss for tax purposes equal to the excess, if any, of the purchase price of the shares over the amount realized upon such forfeiture, if any, of the forfeited shares. With respect to the sale of the shares after the Restrictions have lapsed, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the Restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the participant makes an 83(b) Election, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the Restrictions). The participant’s employer will generally be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant, subject to applicable withholding requirements.

The tax treatment of other stock-based awards will depend upon the particular facts and circumstances surrounding such awards, and a recipient should consult his tax advisor with respect to potential tax consequences upon receiving such an award.

New Plan Benefits

Because awards to be granted in the future under the 2008 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2008 Plan by our officers or other employees.

The Board of Directors recommends a vote FOR the approval of the adoption of the Jupitermedia Corporation 2008 Stock Incentive Plan.

ITEM 3. APPROVAL OF AUDITORS

Deloitte & Touche LLP, independent registered public accounting firm, audited the financial statements of the Company for the fiscal years ended December 31, 2006 and 2007. Such services consisted of the firm’s audit of and report on the Company’s annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

During 2006 and 2007, the Company retained its principal auditor, Deloitte & Touche LLP, to provide services, all of which were approved by the Audit Committee, in the following categories and amounts:

	2006	2007
Audit fees	$1,202,595	$1,750,452
Audit-related fees	$790,870	$81,990
Tax fees	$343,144	$65,865

Audit Fees

Audit fees incurred or paid to Deloitte & Touche LLP were for services provided in conjunction with the audit of the annual consolidated financial statements included in the Company’s 2006 and 2007 Annual Reports on Form 10-K, for services related to the audit of internal controls over financial reporting under the Sarbanes-Oxley Act of 2002, for the reviews of the consolidated financial statements included in the Company’s Forms 10-Q for the quarters included in the years ended December 31, 2006 and 2007 and for other services related to Securities and Exchange Commission matters.

Audit-related Fees

Audit-related fees incurred or paid to Deloitte & Touche LLP were for services provided in conjunction with financial accounting and reporting consultations and for due diligence associated with acquisitions for the years ended December 31, 2006 and 2007.

Tax Fees

Tax fees incurred or paid to Deloitte & Touche LLP were for services associated with tax compliance and tax consultation for the years ended December 31, 2006 and 2007.

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal auditor are compatible with maintaining auditor independence.

Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Deloitte & Touche LLP, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2008. In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2007 and proposed to be performed during 2008. In selecting Deloitte & Touche LLP, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Deloitte & Touche LLP. Furthermore, Deloitte & Touche LLP has confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by Deloitte & Touche LLP. The Audit Committee pre-approved all services provided by Deloitte & Touche LLP in 2007.

Approval by the stockholders of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast.

The Board of Directors recommends a vote FOR the approval of the appointment of Deloitte & Touche LLP, independent registered public accounting firm, to act as independent auditors for the Company for the fiscal year ending December 31, 2008.

OTHER ACTIONS AT THE ANNUAL MEETING

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holders will vote proxies granted by stockholders in accordance with their best judgment.

2008 STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2009, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to May 5, 2009. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to May 5, 2009. All stockholder proposals should be sent to the attention of Corporate Secretary, Jupitermedia Corporation, 23 Old Kings Highway South, Darien, Connecticut 06820.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company’s securities with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2007 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee, among its other duties and responsibilities, reviews, monitors and approves all related party transactions. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate. No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee. Except as described below, during 2007, there were no related transactions between the Company and its executive officers and directors.

I-Venture Management LLC, a wholly-owned subsidiary of the Company, served as the managing member of internet.com Venture Fund I LLC, internet.com Venture Fund II LLC and internet.com Venture Partners III LLC prior to their dissolutions. Certain directors and officers of the Company serve as directors and officers of I-Venture Management LLC.

During 2005, the Board of Directors granted lifetime post-employment medical benefits to the Chairman and Chief Executive Officer and his spouse. The cost accrued for these benefits was $69,000 for the years ended December 31, 2006 and 2007, respectively.

DELIVERY OF MATERIALS

The rules of the SEC allow for householding, which is the delivery of a single copy of an annual report and proxy statement to any address shared by two or more stockholders. This combined mailing must be addressed to the security holders as a group. Duplicate mailings can be eliminated by allowing stockholders to consent to such elimination, or through implied consent if: (1) it is believed that the stockholders are members of the same family, (2) the stockholders are notified that householding is to be used and (3) the stockholders do not request continuation of duplicate mailings. If you own shares of common stock in your own name as a holder of record, householding will not apply to your shares. If your shares of common stock are held in street name, depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your address. If you wish to revoke your consent to householding, and instead want mailings made to each individual at the shared address, you must contact your broker, bank or other nominee.

If you wish to request extra copies free of charge of our annual report or proxy statement, please either send your request in writing to Jupitermedia Corporation, 23 Old Kings Highway South, Darien, CT 06820, Attention: Investor Relations; make your request by calling 203-662-2800; or find our materials available by visiting our website at www.jupitermedia.com.

REPORT OF AUDIT COMMITTEE

To the Board of Directors Jupitermedia Corporation:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2007 as well as management’s report on internal control over financial reporting.

We have discussed with the independent auditors the matters required by the Auditing Standards Board of the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended and by the Public Company Accounting Oversight Board Auditing Standard No. 5, “An Audit of Internal Control Over Financial Reporting That is Integrated with An Audit of Financial Statements.”

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

John R. Patrick, Audit Committee Chairman

Michael J. Davies

Gilbert F. Bach

William A. Shutzer

ADDITIONAL INFORMATION

The Company will pay all of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. The Company will reimburse expenses incurred in connection therewith. The Company has retained American Stock Transfer & Trust Company at an estimated cost of $4,000 to assist in its solicitation of proxies. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

FORM 10-K REPORT

Interested stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal year 2007 filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

Investor Relations

c/o Jupitermedia Corporation

23 Old Kings Highway South

Darien, CT 06820

Or by a telephone call to: 203-662-2800

Appendix A

Jupitermedia Corporation

2008 Stock Incentive Plan

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating and rewarding certain key employees, officers, directors and consultants of the Company and its Affiliates, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend their maximum efforts in the creation of stockholder value.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means, with respect to any entity, any other entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such entity.

(b) “Award” means any Option, Restricted Stock, Performance Award or other Stock-based award granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” means the Employer having cause to terminate a Participant’s employment or service under any existing employment, consulting or any other agreement between the Participant and the Employer. In the absence of any such an employment, consulting or other agreement, a Participant shall be deemed to have been terminated for Cause if the Committee determines that his termination of employment with the Employer is on account of (A) incompetence, fraud, personal dishonesty, embezzlement, defalcation or acts of gross negligence or gross misconduct on the part of Participant in the course of his employment or services, (B) a material breach of Participant’s fiduciary duty of loyalty to any member of the Company Group, (C) a Participant’s engagement in conduct that is materially injurious to the any member of the Company Group, (D) a Participant’s conviction by a court of competent jurisdiction of, or pleading “guilty” or “no contest” to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the reputation and standing in the community of any member of the Company Group; (E) public or consistent drunkenness by a Participant or his illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of any member of the Company Group or which impairs, or could reasonably be expected to impair, the performance of a Participant’s duties to the Employer; or (F) willful failure by a Participant to follow the lawful directions of a superior officer or the Board, representing disloyalty to the goals of any member of the Company Group.

(e) “Change in Control” means:

(i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than any member of the Company Group, an employee benefit plan maintained by any member of the Company Group or the Founder, directly or indirectly acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

(ii) the date upon which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any member of the Company Group or the Founder.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(g) “Committee” means the Board or such other committee appointed by the Board consisting of two or more individuals.

(h) “Company” means Jupitermedia Corporation, a Delaware corporation.

(i) “Company Group” means the Company together with any of its direct or indirect subsidiaries.

(j) “Disability” means, in the absence of any employment agreement between a Participant and the Employer otherwise defining Disability, “disability” within the meaning of the long-term disability plan of the Employer or the Company (as applicable to such Participant), or in the absence of such a plan, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. In the event there is an employment agreement between a Participant and the Employer defining Disability, “Disability” shall have the meaning provided in such agreement.

(k) “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is either (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

(l) “Effective Date” shall mean April 28, 2008.

(m) “Eligible Person” means (i) each employee of the Company or of any of its Affiliates, including each such individual who may also be a director of the Company and/or any other member of the Company Group; (ii) each non-employee director of the Company and/or any other member of the Company Group; (iii) each other individual who provides substantial services to the Company and/or any other member of the Company Group and who is designated as eligible by the Committee; and (iv) any individual who has been offered employment by the Company or any other member of the Company Group; provided, that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or applicable member of the Company Group. An employee on an approved leave of absence may be considered as still in the employ of the Employer for purposes of eligibility for participation in the Plan.

(n) “Employer” means either the Company or other member of the Company Group that the Participant (determined without regard to any transfer of an Award) is principally employed by or provides services to, as applicable. In the event that any Employer ceases to be a member of the Company Group (by reason of sale, divesture, spin-off or other similar transaction), except as may otherwise be provided by the Committee, unless a

Participant’s employment or service is transferred to another entity that would constitute an Employer immediately following such transaction, any Participants employed by or providing services to such former Employer shall be deemed to have terminated employment or service hereunder other than for Cause as of the date of the consummation of such transaction.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(p) “Expiration Date” means the date upon which the term of an Option expires, as determined under Section 5(b) hereof.

(q) “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination. If the Stock is not listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(r) “Founder” means Alan M. Meckler and any of his Affiliates.

(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during specified time periods. Certain Options granted under the Plan are intended to qualify as Incentive Stock Option.

(v) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(w) “Participant” means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other person or entity who holds an Award.

(x) “Performance Awards” mean Awards granted to a Participant under Section 7 hereof, which are subject to the achievement of Performance Objectives. A Performance Award shall be designated as a “Performance Share” or a “Performance Unit” at the time of grant.

(y) “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received Performance Awards.

(z) “Plan” means this Jupitermedia Corporation 2008 Stock Incentive Plan.

(aa) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Regulation 1.162-27(c) under Code Section 162(m).

(bb) “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(cc) “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(dd) “Securities Act” means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(ee) “Stock” means the Company’s Common Stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 9 hereof.

3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants; (ii) grant Awards; (iii) determine the type, number of shares of Stock subject to, and other terms and conditions of, and all other matters relating to, Awards; (iv) prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; (v) construe and interpret the Plan and Award agreements and correct defects, supply omissions, or reconcile inconsistencies therein; (vi) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time, and (vii) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants and beneficiaries of Participants.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”); and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a Qualifying Committee, or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, that upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Any action authorized by such a Qualifying Committee or by the Committee upon the abstention or recusal of such non-Qualified Member(s) shall be deemed to be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including but not limited to administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any person or entity who is not an employee of the Company or any of its Affiliates shall be expressly approved by the Committee.

(d) Section 409A. The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.

4. Shares Available Under the Plan.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 9 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 4,000,000, all of which may be issued or transferred upon exercise or settlement of Incentive Stock Options. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant hereunder. Shares of Stock remaining available for issuance under the Company’s 1999 Stock Incentive Plan (Amended and Restated as of March 5, 2008) (the “1999 Plan”) upon its expiration on April 15, 2009, together with shares of Stock underlying awards granted under the 1999 Plan (outstanding as of April 15, 2009) that remain undelivered following any expiration, cancellation, forfeiture, cash settlement or other termination of such awards, shall be available for grant hereunder.

(c) 162(m) Limitation. Notwithstanding anything to the contrary herein, during any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of Stock with respect to which Options and stock appreciation rights (to the extent granted as an Award under the Plan) may be granted to any individual in any one year shall not exceed the maximum number of shares of Stock available for issue hereunder, as such number may change from time to time.

5. Options.

(a) General. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employed by the Employer. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended (i) to not be considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code, (ii) to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and regulations thereunder, or (iii) to be an Incentive Stock Option, in each case, the applicable exercise price shall not be less than the Fair Market Value, subject to subsection (h) below in the case of any Incentive Stock Option.

(d) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options: (i) in immediately available funds in United States dollars, or by certified or bank cashier’s check; (ii) by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Options so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Options divided by the Fair Market Value on the date of exercise; (iii) by delivery of shares of Stock having a value equal to the exercise price, or (iv) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Employer, and all vesting shall cease upon a Participant’s termination of employment or services with the Employer for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(f) Transferability of Options. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, Nonqualified Stock Options shall be transferable to the extent provided in the Option Agreement or otherwise determined by the Committee.

(g) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Option Agreement:

(i) If prior to the Expiration Date, a Participant’s employment or service, as applicable, with the Employer terminates for any reason other than (A) by the Employer for Cause, or (B) by reason of the Participant’s death or Disability, (1) all vesting with respect to the Options shall cease, (2) any unvested Options shall expire as of the date of such termination, and (3) any vested Options shall remain exercisable until the earlier of the Expiration Date or the date that is ninety (90) days after the date of such termination.

(ii) If prior to the Expiration Date, a Participant’s employment or service, as applicable, with the Employer terminates by reason of such Participant’s death or Disability, (A) all vesting with respect to the Options shall cease, (B) any unvested Options shall expire as of the date of such termination, and (C) any vested Options shall expire on the earlier of the Expiration Date or the date that is twelve (12) months after the date of such termination due to death or Disability of the Participant.

(iii) If prior to the Expiration Date, a Participant’s employment or service, as applicable, with the Employer is terminated by the Employer for Cause, all Options (whether or not vested) shall immediately expire as of the date of such termination.

(h) Special Provisions Applicable to Incentive Stock Options.

(i) No Incentive Stock Option may be granted to any Participant who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (A) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option, and (B) cannot be exercised more than five (5) years after the date it is granted.

(ii) To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iii) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6. Restricted Stock.

(a) General. Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Restrictions on Transfer. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, until such time that the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, which vesting the Committee may in its sole discretion accelerate at any time, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock. Notwithstanding anything contained herein to the contrary, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(c) Certificates. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Participant pending the release of the applicable restrictions and for such other reasonable period that the Committee may determine.

(d) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Restricted Stock Agreement, if, prior to the time that the Restricted Stock has vested, a Participant’s employment or service, as applicable, terminates for any reason, (i) all vesting with respect to the Restricted Stock shall cease, and (ii) as soon as practicable following such termination, the Company shall repurchase from the Participant, and the Participant shall sell, any unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to $0, such unvested shares of Restricted Stock shall be forfeited by the Participant to the Company for no consideration as of the date of such termination.

7. Performance Awards

(a) General. The Board may from time to time authorize grants to Participants of Performance Awards upon such terms and conditions as the Board may determine in accordance with provisions of this Section 7. The terms and conditions of each Performance Award grant shall be evidenced by a Performance Award Agreement, which agreements need not be identical.

(b) Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant.

(c) Earning of Performance Units and Performance Shares. Upon the expiration of the applicable Performance Period, the holder of Performance Units or Performance Shares, as the case may be, shall be entitled to receive payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and any other non-performance terms met.

(d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

(e) Nontransferability. Except as otherwise provided in a Performance Award Agreement or otherwise at any time by the Committee, Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Performance Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

(f) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Performance Award Agreement, if, prior to the time that the applicable Performance Period has expired, a Participant’s employment or service, as applicable, terminates for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration.

(g) Performance Objectives.

(i) Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become vested and payable. The Committee may adjust such Performance Objectives if, in the sole judgment of the Committee, events or transactions have occurred after the grant that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives. The Company also may specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(ii) Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual Participant or the Employer, division, department or function within the Company or Employer in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index. Performance Objectives shall be limited to specified levels of or increases in one or more of the following: return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; or expense targets.

(iii) The Committee shall adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the applicable date of grant of a Performance Award that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement. Potential transactions or events giving rise to adjustment include but are not limited to (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

8. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus, or may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

9. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of shares of Stock which may be granted or purchased pursuant to Awards (as set forth in Section 4 hereof), the number of shares of Stock covered by each outstanding Award, and the price per share thereof in each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event (as defined below)); (ii) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock or any other form of consideration; or (iii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

(b) Corporate Events. Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in connection with (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) the reorganization or liquidation of the Company (each, a “Corporate Event”), the Committee may, in its discretion, provide for any one or more of the following:

(1) require that such Awards be assumed in connection with such Corporate Event, in which case, the Awards shall be subject to the adjustment set forth in subsection (a) above, and, to the extent such Awards are Performance Awards or other Awards that vest subject to the achievement of performance criteria, appropriately adjust Performance Objectives or similar performance criteria to reflect the Corporate Event;

(2) accelerate the vesting of any Awards, subject to the consummation of such Corporate Event;

(3) cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of vested Awards (including any Awards that would vest on the Corporate Event but for cancellation) so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of Options and other Awards subject to exercise shall only be entitled to consideration in respect of cancellation of such Awards if the per share consideration less the applicable exercise price is greater than zero (and to the extent the per share consideration is less than or equal to the applicable exercise price, such Awards shall be cancelled for no consideration); or

(4) replace Awards (other than Awards which are “stock rights” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced, and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to clause (3) or (4) above shall be made in cash, or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise price).

(c) Fractional Shares. Any adjustment provided under this Section 9 may provide for the elimination of any fractional share which might otherwise become subject to an Award.

10. Effect of Change in Control

Except to the extent reflected in a particular Award agreement:

(a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options or Restricted Stock, such Option shall become immediately exercisable with respect to 100% of the shares subject to such Option, and 100% of the shares of Restricted Stock shall vest and the restrictions set forth in Section 6(b) applicable to such shares of Restricted Stock shall lapse.

(b) In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire.

(c) The Committee shall have full authority and discretion to interpret this Section 10 and to implement any course of action with respect to any Award so as to satisfy the intent of this provision.

(d) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

11. Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12. Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

13. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

14. Compliance With Laws.

The obligation of the Company to deliver Stock upon vesting and/or exercise of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15. Withholding Obligations.

As a condition to the vesting and/or exercise of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all Federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Award; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

16. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that without stockholder approval, the Board shall not make any amendment to the Plan which would violate the stockholder approval requirements of the national securities exchange on which the Stock is principally listed.

(b) Amendment of Awards. The Board or the Committee, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 9 hereof, shall constitute an amendment of an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of any one or more Awards if necessary to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date

17. Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18. Effective Date of the Plan.

The Plan is effective as of the Effective Date.

19. Miscellaneous.

(a) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations and customs of the country in which the Participant is then a resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such Award to a Participant who is a resident or primarily employed in the United States. An Award may be modified under this Section 19(a) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

(b) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(c) Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(d) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

(e) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(f) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(g) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

***

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell, and each of them, as proxy holders, each with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of Jupitermedia Corporation held of record by the undersigned on April 24, 2008, at the Annual Meeting of Stockholders to be held on June 3, 2008, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal.

Please mark, date, sign and return this proxy card promptly by mail, using the enclosed envelope, by telephone or over the Internet. No postage is required if mailed in the United States.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

TELEPHONE - Call-toll-free 1-800-PROXIES

(1-800-776-9437) from any touch-tone telephone

and follow the instructions. Have your proxy card available when you call.

-OR-

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

êPlease detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

Please mark your vote as in this example. ☒

1. Election of six directors listed below with terms expiring in 2008 at the Annual Meeting.		2. Approval of the Adoption of the Jupitermedia Corporation 2008 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	NOMINEES:	3. Approval of Deloitte & Touche LLP, independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR all nominees listed at right, except as marked below ☐ WITHHOLD AUTHORITY for all nominees listed below	°Alan M. Meckler °Christopher S. Cardell °Michael J. Davies °Gilbert F. Bach °William A. Shutzer °John R. Patrick

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. A VOTE “FOR” ALL DIRECTOR NOMINEES, A VOTE “FOR” PROPOSAL 2 AND A VOTE “FOR” PROPOSAL 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

INSTRUCTION: To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s). ●
☐ FOR ☐ WITHHOLD AUTHORITY

Stockholder:	Dated:	, 2008	Signature (if held jointly):	Dated:	, 2008
Note:	Please sign as name appears hereon. When joint owners hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.